                                                                   EXHIBIT 10.25

                              SECOND AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT

                 This Second Amendment to Amended and Restated Credit Agreement (this "Amendment") dated as of January 14, 1998 is among COSTILLA ENERGY, INC., a Delaware corporation (the "Borrower"), the banks named on the signature pages hereto (together with their respective successors and assigns in such capacity, the "Banks"), BANKERS TRUST COMPANY, as agent for the Banks (together with its successors and assigns in such capacity, the "Agent") and UNION BANK OF CALIFORNIA, N.A., as co-agent for the Banks (together with its successors and assigns in such capacity, the ("Co-Agent").

                             PRELIMINARY STATEMENT

                 A. The Borrower and the Bank Group have entered into that certain Amended and Restated Credit Agreement dated as of August 28, 1997 as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of December 30, 1997 (as so amended, the "Credit Agreement").

                 B. The Borrower and the Bank Group desire to further amend the Credit Agreement as set forth herein.

                 NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties agree as follows:

                 Section 1. Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement.

                 Section 2. Amendments. The Credit Agreement is hereby amended as follows:

                 a. The second sentence of Section 2.04(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

                          "During the period from and after January 14, 1998
                 until the Borrowing Base is redetermined in accordance with this Section, the amount of the Borrowing Base shall be $36,500,000; provided, however, that if the Borrower acquires the Manti Properties prior to the date that all outstanding "Obligations" under the Acquisition Credit Agreement are repaid in full the amount of the Borrowing Base shall be automatically increased to $45,000,000 during the period from the date of such acquisition until the Borrowing Base is redetermined in accordance with this Section; and provided further that if all outstanding "Obligations" under the Acquisition Credit Agreement are repaid in full (regardless of whether the Borrower has acquired the Manti Properties) the amount of the Borrowing Base shall be automatically increased to $50,000,000 during the period from the date of such repayment until the Borrowing Base is redetermined in accordance with this Section."
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                 b.       Section 6.01 of the Credit Agreement is hereby
         amended by adding the following subclause (g) immediately prior to the period at the end of Section 6.01:

                          "; and (g) Indebtedness of Costilla Pipeline owing to
                 the Borrower in respect of the loan by the Borrower to Costilla Pipeline permitted under Section 6.09(g)"

                 c. Section 6.09 of the Credit Agreement is hereby amended by adding the following subclause (g) immediately prior to the period at the end of Section 6.09:

                          ", and (g) capital contributions and loans by the
                 Borrower to Costilla Pipeline in an aggregate amount not to exceed $1,800,000 to acquire and operate a gas gathering system in Pecos County, Texas acquired from W. Wilson Corp."

                 d. Section 6.10 of the Credit Agreement is hereby amended in its entirety to read as follows:

                          "Section 6.10 Lines of Business. The Borrower will
                 not, and will not permit any of its Subsidiaries to, directly or indirectly engage in any business other than the acquisition, disposition, exploration, ownership, development and operation of Oil and Gas Properties and the acquisition, disposition, ownership and operation of gas gathering, transportation and processing systems related to such Oil and Gas Properties, which ownership and operation of gas gathering, transportation and processing systems may include the gathering, transportation and/or processing of gas owned by third parties."

                 e. The definitions of "Indenture" and "Senior Unsecured Notes" in Annex A of the Credit Agreement are hereby amended in their entirety to read as follows:

                          ""Indenture" means that certain Indenture, dated as of
                 October 1, 1996, by and between the Borrower as issuer and State Street Bank & Trust Company as trustee, as amended by the Supplemental Indenture to be dated on or about January 16, 1998, pursuant to which the Borrower issued the Senior Unsecured Notes."

                          ""Senior Unsecured Notes" means the $180,000,000 of
                 10.25% Senior Unsecured Notes due 2006 issued under the Indenture."

                 f. The following defined terms are hereby added to Annex A of the Credit Agreement in their appropriate alphabetical order:

                          ""Costilla Pipeline" means Costilla Energy Pipeline
                 Corporation, a Texas corporation and wholly-owned Subsidiary of the Borrower."




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                          "Manti Acquisition Documents" means, collectively,
                 the Purchase and Sale Agreement dated December 2, 1997, between Manti Resources, Inc., et al. and the Borrower, and all assignments, documents, agreements and instruments executed thereunder or in connection therewith."

                          "Manti Properties" means the Oil and Gas Properties
                 and related assets situated in Brooks County, Texas to be acquired by the Borrower under the Manti Acquisition Documents."

                 g. Schedule 4.01 of the Credit Agreement is hereby amended in its entirety to read as Schedule 4.01 attached hereto.

                 Section 3. Acquisition Credit Agreement. The Borrower shall use a portion of the proceeds from the Senior Unsecured Notes issued after the date hereof to repay all outstanding "Obligations" under the Acquisition Credit Agreement. Upon such repayment all references in the Credit Agreement to the Acquisition Credit Agreement and the Acquisition Loan Documents shall be deemed deleted or no longer applicable, as appropriate.

                 Section 4. Manti Acquisition. Immediately following the acquisition of the Manti Properties by the Borrower, the Borrower shall deliver to the Agent the following documents: (a) a fully executed and acknowledged counterpart of the assignment of the Manti Properties from Manti Resources, Inc., et al. to the Borrower; and (b) Security Documents, in form and substance satisfactory to the Agent, executed and acknowledged by the Borrower granting a first priority lien in favor of the Agent on the Manti Properties.

                 Section 5. Ratification. The Borrower hereby ratifies and confirms all of the Obligations under the Credit Agreement (as amended hereby) and the other Loan Documents. All references in the Loan Documents to the "Credit Agreement" shall mean the Credit Agreement as amended hereby and as the same may be amended, supplemented, restated or otherwise modified and in effect from time to time in the future.

                 Section 6. Effectiveness. The effectiveness of this Amendment is subject to the condition precedent that the Agent shall have received all of the following, each in form and substance reasonably satisfactory to the Bank Group and in such number of counterparts as may be reasonably requested by the
Agent:

                 a. this Amendment executed by the Borrower and each member of the Bank Group;

                 b. Security Documents executed by the Borrower pledging all of the stock of Costilla Pipeline to the Agent together with the certificate representing such stock and related stock powers executed in blank by the Borrower;

                 c. Security Documents executed by the Borrower pledging the Borrower's equity interest in Costilla Redeco in accordance with Section
5.15 of the Credit Agreement; and

                 d. a certificate of the secretary or an assistant secretary of the Borrower certifying, inter alia, (i) true and correct copies of resolutions adopted by the Board of Directors of the Borrower (A)





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authorizing the execution, delivery and performance by the Borrower of this
Amendment and the other Loan Documents referred to herein, (B) approving the forms of this Amendment and the other Loan Documents referred to herein, and
(C) authorizing officers of the Borrower to execute and deliver this Amendment and the other Loan Documents referred to herein, (ii) true and correct copies of the articles of incorporation and bylaws (or other similar charter documents) of the Borrower and (iii) the incumbency and specimen signatures of the officers of the Borrower executing any documents on behalf of it.

                 Section 7. Representations and Warranties. The Borrower hereby represents and warrants to the Bank Group that (a) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower, (b) each of the Credit Agreement (as amended hereby) and the other Loan Documents to which it is a party constitutes a valid and legally binding agreement enforceable against the Borrower in accordance with its terms except, as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity, (c) the representations and warranties by the Borrower contained in the Credit Agreement as amended hereby and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, (d) no Default or Event of Default exists under the Credit Agreement (as amended hereby) or any of the other Loan Documents.

                 Section 8. Choice of Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                 Section 9. Final Agreement. THE CREDIT AGREEMENT (AS AMENDED HEREBY) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

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                 IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by its officers thereunto duly authorized as of the date first above written.

                                        COSTILLA ENERGY, INC.

                                        By:   /s/ BOBBY W. PAGE
                                           ----------------------------------
                                        Name:     Bobby W. Page
                                              -------------------------------
                                        Title:  Senior Vice President
                                              -------------------------------
                                        BANKERS TRUST COMPANY,
                                          as Agent and Bank

                                        By:   /s/ MARY JO JOLLY
                                           ----------------------------------
                                        Name:     Mary Jo Jolly
                                              -------------------------------
                                        Title:  Assistant Vice President
                                              -------------------------------
                                        UNION BANK OF CALIFORNIA, N.A.,
                                          as Co-Agent and Bank

                                        By:   /s/ RANDALL OSTERBER
                                           ----------------------------------
                                        Name:     Randall Osterber
                                              -------------------------------
                                        Title:   Vice President
                                              -------------------------------

                                        By:   /s/ TONY R. WEBER
                                           ----------------------------------
                                        Name:     Tony R. Weber
                                              -------------------------------
                                        Title:  Senior Vice President/Manager
                                              -------------------------------




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                                        DEN NORSKE BANK ASA
                                          as Bank

                                        By:   /s/ MORTEN BJORNSEN
                                           --------------------------------
                                        Name:     Morten Bjornsen
                                             ------------------------------
                                        Title:    Senior Vice President
                                              -----------------------------

                                        By:   /s/ CHARLES E. HALL
                                           --------------------------------
                                        Name:     Charles E. Hall
                                             ------------------------------
                                        Title:    Senior Vice President
                                              -----------------------------

                                        THE TORONTO DOMIMON BANK
                                          as Bank

                                        By:   /s/ JORGE A. GARCIA
                                           --------------------------------
                                        Name:     Jorge A. Garcia
                                             ------------------------------
                                        Title:    Mgr. Cr. Admin.
                                              -----------------------------

                                        WELLS FARGO BANK, N.A.
                                           as Bank

                                        By:   /s/ LESTER J. N. KELIHER
                                           --------------------------------
                                        Name:     Lester J. N. Keliher
                                             ------------------------------
                                        Title:    Vice President
                                              -----------------------------



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                                 SCHEDULE 4.01

                            BORROWER'S SUBSIDIARIES

Costilla Redeco Energy, L.L.C.

Costilla Energy Pipeline Corporation




                                 Schedule 4.01